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                                                                   EXHIBIT 10.17
                                                                  EXECUTION COPY



            AMENDMENT NO. 1 TO AMENDED AND RESTATED PLEDGE AGREEMENT

                  Amendment No. 1 dated as of January 9, 1998 (this "Amendment"), to that certain Amended and Restated Pledge Agreement dated July 10, 1997 (the "Amended Pledge Agreement"), among SUN HEALTHCARE GROUP, INC., a Delaware corporation ("Sun"), PEACH ACQUISITION CORPORATION, a Colorado corporation and a direct wholly-owned subsidiary of Sun ("Merger Sub"), and RETIREMENT CARE ASSOCIATES, INC., a Colorado corporation ("RCA").

                             PRELIMINARY STATEMENTS

                  1. Sun, Merger Sub and RCA are parties to that certain Agreement and Plan of Merger and Reorganization dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of May 27, 1997, Amendment No. 2 thereto dated as of August 21, 1997, and Amendment No. 3 thereto dated as of November 25, 1997 (as amended, the "Merger Agreement").

                  2. RCA, Capitol Care Management Company, Inc. and Retirement Management Corporation (collectively, the "Borrowers") are indebted to Sun in the amount of $9,750,000 pursuant to that certain Amended and Restated Promissory Note dated July 10, 1997 (the "Amended Note"). The Amended Note is secured by, among other things, the Amended Pledge Agreement, dated July 10, 1997, by RCA for the benefit of Sun.

                  3. The Borrowers and HCFP Funding, Inc. ("HCFP"), as lender, have entered into a Loan and Security Agreement (the "Loan Agreement"). Certain subsidiaries of RCA, as borrower, and HCFP, as lender, have entered into a Loan and Security Agreement (the "Affiliated Loan Agreement," the subsidiaries of RCA party thereto being referred to herein as the "Affiliated Borrowers"). In connection with the transactions contemplated by the Loan Agreement and the Affiliated Loan Agreement, the parties hereto have agreed to amend the Amended Pledge Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the premises set forth herein, the parties hereto agree as follows.


                  SECTION 1. Amended Pledge Agreement. Section 4 of the Amended Pledge Agreement is amended and restated as follows:





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                           4. Collateral Reporting. The Pledgor shall deliver to
         the Lender on the date hereof and on the tenth calendar day of each month a borrowing base certificate, attested to by an officer of the Pledgor, indicating the amount of the Borrowing Base (the "Borrowing Base Certificate"). As used herein, the term "Borrowing Base" shall mean an amount equal to (i) one hundred percent (100%) of all Eligible Accounts minus (ii) the aggregate principal amount of indebtedness outstanding under (A) the Fidelity Agreement referred to in Section 21 hereof, (B) that certain Promissory Note made by the Pledgor, RMC and CCMC to the Lender dated as of even date herewith, (C) that certain
         Loan and Security Agreement by and among Pledgor, RMC, CCMC and HCFP Funding, Inc. dated December 15, 1997, and (D) that certain Loan and Security Agreement by and among certain of Pledgor's subsidiaries and HCFP Funding, Inc. dated December 15, 1997. As used herein, the term "Eligible Accounts" shall mean all Accounts of the Pledgor, RMC, CCMC and the Subsidiary Guarantors (as defined in the Restated Note), but not of any other subsidiary of the Pledgor, which are not more than one hundred twenty (120) days past due, which are not due and payable from any insider, affiliate, officer or shareholder of the Pledgor or any of its managed or affiliated companies, and which are not classified as "Pre-Current" in Pledgor's books and records pertaining to the Collateral.

                  SECTION 2. Conditions of Effectiveness. Section 1 of this Amendment shall be effective as of December 15, 1997, when and if Sun shall have received counterparts of this Amendment duly executed by each of the parties hereto.

                  SECTION 3. Reference to and Effect on the Amended Pledge Agreement.

                  (a) On or after the date hereof, each reference in the Amended Pledge Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Amended Pledge Agreement, and each reference to the Amended Pledge Agreement in the Amended Note and each other documents delivered in connection therewith (collectively, the "Loan Documents") shall mean and be a reference to the Amended Pledge Agreement as amended hereby.

                  (b) Except as specifically amended under Section 1 hereof, each of the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed.

                  (c) Each Borrower acknowledges and agrees that, except to the extent specifically amended under Section 1 hereof, it is obligated to comply with each and every term, covenant, agreement and condition applicable to it under each of the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not otherwise operate as a waiver of any right, remedy or privilege of Sun under any of the Loan Documents, any and all of which rights, remedies and privileges are reserved.



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                  SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement.

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 1 to be duly executed and delivered as of the date first above written.

                                    SUN HEALTHCARE GROUP, INC.



                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                    PEACH ACQUISITION CORPORATION



                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                    RETIREMENT CARE ASSOCIATES, INC.



                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:




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